LITMAN GREGORY FUNDS TRUST

Supplement dated February 21, 2025 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

of the Litman Gregory Funds Trust dated April 29, 2024, as supplemented

CI Financial Corp. (“CI”) the parent company of Segall Bryant & Hamill, LLC (“SBH”), an investment sub-advisor to the iMGP Small Company Fund (the “Fund”), entered into a definitive agreement with an affiliate of Mubadala Capital, the alternative asset management arm of Mubadala Investment Company, to take CI private (the “Transaction”). Following the closing of the Transaction (the “Closing”), CI will continue to operate with its current structure and management team and will be independent of Mubadala Capital’s other portfolio businesses. In addition, there are no plans to make any changes to the Fund resulting from the Transaction. The Transaction is currently expected to close during the second quarter of 2025.

The Transaction could be deemed to result in a change of control of SBH under the Investment Company Act of 1940, as amended (the “1940 Act”), and consequently, result in the assignment and automatic termination, pursuant to the 1940 Act, of the current investment sub-advisory agreement between iM Global Partner Fund Management, LLC, (the “Advisor”), on behalf of the Fund, and SBH. The Trust has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), which permits the Advisor, with the approval of the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), to enter into and to modify sub-advisory agreements without obtaining shareholder approval that would otherwise generally be required by federal securities laws.

The Board of Trustees of the Trust will be considering the Advisor’s request to enter into a new investment sub-advisory agreement between the Advisor, on behalf of the Fund, and SBH (the “New Agreement”), at a future meeting.

The New Agreement, if approved, would become effective immediately upon the Closing.

While shareholder approval of the New Agreement is not required, shareholders will receive an information statement that describes the details of the Transaction.

Please keep this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.